Exhibit 10.2

                          INVESTMENT PURCHASE AGREEMENT

     THIS INVESTMENT PURCHASE AGREEMENT is dated and made for reference effective as of the 14th day of July, 2009 (the "Effective Date").

BETWEEN:

          VERIFYSMART CORP. with its address for notices at c/o 2550-555 West Hastings Street, Vancouver, BC V6B 4N5

               (the "Company");

                                                               OF THE FIRST PART

AND:

          Black diamond investment group corp. with its address for notice hereunder at 707-3528 Vanness Ave, Vancouver, BC V5R 6G4

          (the "Investor");

                                                              OF THE SECOND PART

          (the Investor and the Company being hereinafter singularly also referred to as a "PARTY" and collectively referred to as the "PARTIES" as the context so requires).

WHEREAS:

A. The Company is in the business of developing internet security and transaction applications;

B. The Company desires investment and the Investor has determined that he will participate with the Company on the terms of this Agreement;

C. The Investor is a sophisticated and accredited investor and all of its stockholders and fund providers are accredited investors where such is necessary;
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     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual promises, covenants and agreements herein contained, THE PARTIES HERETO COVENANT AND AGREE WITH EACH OTHER as follows:

                                    ARTICLE 1

                               INVESTMENT PURCHASE

1.1 INVESTMENT PURCHASE. The Investor hereby purchases and the Company hereby sells and agrees to deliver a certificate or certificates for 500,000 common shares ("Purchased Shares") of the Company in consideration of the payment by the Investor of $0.50US per Purchased Share for an aggregate price of $250,000US (the "PURCHASE PRICE").

                                    ARTICLE 2

                  WARRANTIES AND REPRESENTATIONS BY THE COMPANY

2.1 WARRANTIES AND REPRESENTATIONS BY THE COMPANY. In order to induce the Investor to enter into and consummate this Agreement, the Company hereby warrants to, represents to and covenants with the Investor, with the intent that the Investor will rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the Company's knowledge, information and belief, after making due inquiry:

     (a) upon delivery of the Purchased Shares the Investor will be the 100% percent owner of the Purchased Shares without claim or lien by any other party and the Purchased Shares will be validly issued and outstanding and fully paid and non-assessable in the capital of the Company and the Purchased Shares will be free and clear of all liens, charges and encumbrances and delivered hereby to the Investor solely and to the exclusion of all other parties and claims;

     (b) subject to the Investor qualifying as an accredited investor, there are no claims of any nature whatsoever affecting the rights of the Company to transfer and deliver the Purchased Shares to the Investor and such sale will not impose any restrictions, penalties or other adverse effects on the Purchased Shares other than as apply by law of general application including any hold periods imposed by applicable legislation or regulator; and

     (c) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                                    ARTICLE 3

                 WARRANTIES AND REPRESENTATIONS BY THE INVESTOR

3.1 WARRANTIES AND REPRESENTATIONS BY THE INVESTOR. In order to induce the Company to enter into and consummate this Agreement, the Investor hereby warrants to, represents to and covenants with the Company, with the intent that
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                                       3


the Company will rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the Investor's knowledge, information and belief, after making due inquiry:

     (a) The Investor has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby;

     (b) The Investor realizes that the investment purchase is a speculative purchase and that the Investor is able, without impairing the Investor's financial condition, to effect the same. The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the prospective investment. The Investor is an accredited investor and has no requirement for regulatory approvals or over-sight for this investment. The Investor agrees that the Purchased Shares shall be subject to a one year hold period; and

     (c) the Investor shall employ best efforts, due diligence, and good faith in the performance of this Agreement and shall conduct and conclude this Agreement with the intent of effecting the objectives hereof to the fullest extent and in accordance with the intention of this Agreement.

                                    ARTICLE 4

               CONFIDENTIAL INFORMATION AND INVESTOR QUALIFICATION

4.1 CONFIDENTIAL INFORMATION. No information in respect to the Company, the Parties or this Agreement shall be published or disclosed to third parties by any Party without the prior written consent of the other Party, but such consent in respect of the reporting of factual data shall not be unreasonably withheld, and shall not be withheld in respect of information required to be publicly disclosed pursuant to applicable securities or corporation laws or as would be required to acquire the approvals necessary or desirable to this Agreement.

4.2 INVESTOR QUALIFICATION. The Investor represents and warrants that he is a qualified and accredited investor under the laws of his jurisdiction and that under those laws he is lawfully and fully capable and authorized to enter into this Agreement and to purchase the Purchased Shares and there are no impediments of any nature preventing the Investor from effecting this Agreement and the purchase of the Purchased Shares.

                                    ARTICLE 5

                                     NOTICE

5.1 NOTICE. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be delivered to the Party or Parties entitled to receive the same, at the address for such Party or Parties specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof.
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5.2 CHANGE OF  ADDRESS.  Any Party may at any time and from time to time  notify the other Party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

                                    ARTICLE 6

                               GENERAL PROVISIONS

6.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement.

6.2  ENUREMENT.  This Agreement will enure to the benefit of and will be binding
upon  the  Parties,  their  respective  heirs,  executors,   administrators  and
permitted assigns.

6.3 TIME OF THE ESSENCE. Time will be of the essence of this Agreement.

6.4 FURTHER ASSURANCES. The Parties hereto hereby, jointly and severally, covenant and agree to forthwith, upon request, execute and deliver, or cause to be executed and delivered, such further and other deeds, documents, assurances and instructions as may be required by the Parties hereto or their respective counsel in order to carry out the true nature and intent of this Agreement.

6.5 INVALID PROVISIONS. If any provision of this Agreement is at any time unenforceable or invalid for any reason it will be severable from the remainder of this Agreement and, in its application at that time, this Agreement will be construed as though such provision was not contained herein and the remainder will continue in full force and effect and be construed as if this Agreement had been executed without the invalid or unenforceable provision.

6.6 COUNTERPARTS. This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary and may be signed by facsimile, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the Effective Date as set forth on the front page of this Agreement.

     IN WITNESS WHEREOF the Parties have hereunto set their hands and seals in as of the Effective

Date.

VERIFYSMART CORP.                            [Investor]
by its authorized signatory:


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Authorized Signatory                         Authorised Signatory